UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 9, 2023

Aramark

(Exact name of Registrant as Specified in its Charter)

Delaware	001-36223	20-8236097
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2400 Market Street
Philadelphia, Pennsylvania	19103
(Address of Principal Executive Offices)	(Zip Code)

(215) 238-3000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, par value $0.01 per share	ARMK	New York Stock Exchange

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 9, 2023, Paul C. Hilal, the Vice Chairman of the board of directors (the “Board”) of Aramark (the “Company”) and the Chief Executive Officer of Mantle Ridge LP, resigned from the Board immediately prior to the execution of the underwriting agreement in connection with the Offering described below. Mr. Hilal was designated by Mantle Ridge LP to serve on the Board pursuant to that certain Stewardship Framework Agreement, dated as of October 6, 2019 (the “Stewardship Framework Agreement”), by and between the Company and MR BridgeStone Advisor LLC (“Mantle Ridge”), on behalf of itself and its affiliated funds. Mr. Hilal’s decision to resign was not because of any disagreement with the Company and Mantle Ridge has waived its right to appoint a successor director under the Stewardship Framework Agreement.

Item 8.01. Other Events

On August 11, 2023, Nomura Global Financial Products, Inc. (the “Selling Stockholder”), as a counterparty to a derivative sale agreement with an affiliate of Mantle Ridge LP, completed the previously announced registered secondary offering (the “Offering”) of 21,262,245 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at a price to the public of $39.75 per share. The Company did not receive any proceeds from the sale of the Common Stock by the Selling Stockholder in the Offering.

In connection with the Offering, the Company entered into an Underwriting Agreement, dated August 9, 2023 (the “Underwriting Agreement”), by and among the Company, the Selling Stockholder, MR BridgeStone Offshore Fund AB Ltd. and J.P. Morgan Securities LLC and Goldman Sachs & Co. LLC, as the underwriters in the Offering.

The foregoing description of the Underwriting Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated August 9, 2023, by and among Aramark, Nomura Global Financial Products, Inc., MR BridgeStone Offshore Fund AB Ltd. and J.P. Morgan Securities LLC and Goldman Sachs & Co. LLC.

104	Cover Page Interactive Date File (embedded within the Inline XRBL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aramark

Date: August 11, 2023	By:	/s/ Christopher T. Schilling
		Name:	Christopher T. Schilling
		Title:	Senior Vice President, Controller and Chief Accounting Officer